UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                January 24, 2003
                                 Date of Report

                        (Date of earliest event reported)

                           Commission File No. 0-17462

                             INSTAPAY SYSTEMS, INC.
                    (fka) FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: " ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)

            UTAH                                               87-0404991
(State of other Jurisdiction                         (I.R.S. Employer ID Number)
of incorporation or organization)

  Mail: 2869 India St., San Diego, CA                           92103
(Address of Principal Executive Officers)                     (Zip Code)

        Registrant's telephone number including area code: (858) 847-0139
                            Fax Number (858)-847-0163

ITEM 1: Changes In Officers and Directors

The undersigned outside Directors and Officers of INSTAPAY SYSTEMS, INC., have accepted their current roles and provided this notification to the State of Utah. These officers and directors accept the positions until the next meeting of the shareholders when a shareholders vote shall be requested for the confirmation to allow continuation for a period of 2 additional years. This list includes a new President position, One change of officer to CEO/COO, and the current Board and Officers changes. The New President/ Director will be Mr. Harry Hargens ( formerly President of Kryptosima, who brings no only the technological background as one of the developers of the Kryptosima system, but additionally has a very extensive background in the Bank ATM systems, Mr. Robert Bragg will continue as the CEO and COO/Director, and has brought the company a 25 year background in the securities business along with knowledge of the technology in regard to the company's new focus. The remaining officers, Harvey Lalach, Vice President and Director, Aubrye A. Harris, Secretary/ Director, Mr. Frank DeSantis, Director/ Corporate Counsel, and Song Liping, Director/ International Consultant and R.B. Harris Director shall all retain their positions.

      Harry Hargens                               Robert Bragg
      President/Director                          CEO/COO/ Director
      2869 India St.                              2869 India St.
      San Diego, CA  92103                        San Diego, CA 92103

      Harvey Lalach                               Frank DeSantis
      Vice President/ Director                    Director/ Corporate Council
      2575 Alberta Ct.                            2869 India St.
      Kelowna, BC  V1W2X8                         San Diego, CA 92103

      R. B. Harris                                Aubrye A. Harris
      Director/ Chair                             Director / Actg. Secretary
      419 Main St. - Suite 424                    419 Main St.-Suite 424
      Huntington Beach, CA 92648                  Huntington Beach, CA  92648

      Song Liping
      Director/ Chinese Advisor
      Rm 504, Bldg#305 Datong Rd
      Gaoquao, Shanghai, PR China
      Postal # 200137

ITEM 2: Acquisitions or Changes in Company Assets

The company " InstaPay" announced on January 15, 2003 that an agreement to acquire 100% of Kryptosima had been signed which provides the company with full ownership of the technology and pending patents both US and Internationally, This will allow for a better control and working relationship as now common officers will be spearheading the launch. The Stock for Stock agreement involves InstaPay issuing (1,000,000) one million shares of restricted 144 common stock of the company in exchange for 5,199,649 membership units of Kryptosima, Inc., a Georgia LLC, which signifies ownership. The Kryptosima shareholders will additionally receive 500,000 shares of InstaPay stock options within 18 months. The agreement also involves providing capital and marketing services for launching the pay ENKRYPT system and finalizing the pending patents.

ITEM 5: Other Events and Regulation FD Disclosure.

The Company is additionally in the process of preparing documentation necessary to create a wholly owned subsidiary of InstaPay Systems, Inc., which will hold the Kryptosima ownership position for the company. The holding company has already been formed within the State of Nevada under the name JAMC22 CORPORATION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

January 24, 2003
(8K- January 24, 2003 Cont.)

INSTAPAY SYSTEMS, INC.
(Registrant)

By: /s/ Harry Hargens                       /s/ Robert Bragg
    ----------------------------            ----------------------------
    Harry Hargens                           Robert Bragg
    President/ Director                     CEO-COO/ Director
    (770)471-4944                           (858) 847-0139

    /s/ Harvey Lalach                       /s/ Frank De Santis
    -----------------------------           ----------------------------
    Harvey Lalach                           Frank De Santis
    Vice Pres./ Director                    Director / Legal Counsel
    (858)847-0139                           (619)688-1199

    /s/ Aubrye A. Harris                    /s/ Song Liping
    -------------------------------         ------------------------------
    Aubrye A. Harris                        Song Liping
    Acctg.Sec./Director                     Director / International Advisor
    (909)938-7917                           011-8621-58731310

    /s/ R. B. Harris
    -------------------------------
    R. B. Harris
    Director/ Chairman
    (909)938-7917